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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 17, 2005

                               AROTECH CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                       0-23336                95-4302784
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

   354 INDUSTRY DRIVE, AUBURN, ALABAMA                             36830
 (Address of Principal Executive Offices)                        (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (334) 502-9001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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POTENTIAL PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION  CONTAINED
IN THIS FORM ARE NOT  REQUIRED TO RESPOND  UNLESS THE FORM  DISPLAYS A CURRENTLY
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ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

      On May 17, 2005, we issued an aggregate of 8,264,463 shares of our common stock to the two former shareholders (the "Former Shareholders") of FAAC Incorporated ("FAAC") as part of the earnout consideration for our purchase of FAAC. Under the terms of the agreement pursuant to which we purchased FAAC, as amended, we issued an aggregate value of $10,000,000 in shares to the Former Shareholders. We have filed a registration statement in connection with these shares. After these shares are registered, they will be sold by the Former Shareholders until the Former Shareholders receive total proceeds of approximately $7,400,000, which is the amount of our outstanding earnout consideration obligation. Any unsold shares remaining after total proceeds of approximately $7,400,000 have been received by the Former Shareholders will be returned to us for cancellation.

      We issued the above securities in reliance on the exemption from registration provided by Section 4(2) of the Securities Act as transactions by an issuer not involving a public offering. The issuance of these securities was without the use of an underwriter, and the shares of common stock were issued with restrictive legends permitting transfer thereof only upon registration or an exemption under the Act.

      In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, we note that certain statements set forth in this Current Report on Form 8-K may constitute forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. These statements are subject to various risks and uncertainties that may cause actual results to vary significantly. These risks and uncertainties include, but are not limited to, risks relating to: product and technology development; the uncertainty of the market for our products; changing economic conditions; delay, cancellation or non-renewal, in whole or in part, of contracts or of purchase orders; and other risk factors detailed in our most recent annual report on Form 10-K for the fiscal year ended December 31, 2004, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. Readers should consider all of these risk factors as well as other information contained in this report.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          AROTECH CORPORATION
                                              (REGISTRANT)

                                          By:  /s/ Robert S. Ehrlich
                                            ------------------------------------
                                             Name:   Robert S. Ehrlich
                                             Title:  Chairman, President and CEO
Dated:   May 23, 2005